JANUS ANNUITY VARIABLE ANNUITY

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement Dated December 12, 2011

to the

Prospectus dated May 1, 2004

Effective on or about December 12, 2011, the following subaccount name change will occur:

Current Subaccount Name(1)	New Subaccount Name
Transamerica AEGON Money Market VP	TA AEGON Money Market

(1)	Also the name of the underlying fund portfolio the subaccount invests in. The underlying fund portfolio name is not changing.

Effective on or about December 12, 2011, the following subaccounts (the “subaccounts”) will be closed to new investments:

•	Janus Aspen – Enterprise Portfolio
•	Janus Aspen – Worldwide Portfolio

“Closed to new investments” means no one can allocate additional amounts (either through policy transfer or additional premium) to the Subaccount after December 12, 2011.

If you have any amount in the Subaccounts on December 12, 2011, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccounts into other subaccounts;
•	withdraw amounts from the Subaccounts; and
•	maintain your current investment in the Subaccounts.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccounts.

Any references in the Prospectus to the subaccounts are hereby changed as noted above.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Janus Annuity Variable Annuity dated May 1, 2004